SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2004


                                 PATRIARCH, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                  (State or Other Jurisdiction of Incorporation)

              333-97201                               98-0360062
   ------------------------------       --------------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


               4526 Underwood Avenue, North Vancouver, BC, V7K 2S2
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               (Address of Principal Executive Offices) (Zip Code)

                                  (604)961-8878
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.01         Changes in Registrant's Certifying Accountant.

Previous Independent Auditor

On September 22, 2004, Berkovits, Lago & Company, LLP resigned as our independent auditor. Berkovits, Lago & Company, LLP's report on our financial statements for the fiscal year ended May 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants has been approved by our board of directors.

During  the  period  which  Berkovits,  Lago &  Company  LLP  has  acted  as our independent accountants, there has been no disagreement between us and Berkovits, Lago & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have engaged Morgan & Company, Chartered Accountants of Vancouver, British Columbia as our new independent accountants. We have not consulted with Morgan & Company regarding the application of accounting principles, the type of audit opinion that might be rendered by Morgan & Company or any other matter that was the subject of a disagreement between us and Berkovitz, Lago & Company LLP.

ITEM 7.  Financial Statements and Exhibits

c)       Exhibits

         Exhibit No.          Document Description
         ----------           --------------------
         16                   Letter from Berkovits, Lago & Company LLP


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Patriarch,Inc.
                                            a Nevada corporation


                                            By: /s/ Strato Malamas
                                            -------------------------
                                            Strato Malamas, President



DATED:  September 22, 2004